Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Yunhong Green CTI Ltd. (the “Company”) for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jana M. Schwan, Chief Executive Officer of the Company, and Sree Kommana, Corporate Controller and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2026

/s/ Jana M. Schwan
Jana M. Schwan
Chief Executive Officer

/s/ Sree Kommana
Sree Kommana
Corporate Controller and Principal Financial Officer